UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

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Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement
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☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☒	Soliciting Material Pursuant to § 240.14a-12

WideOpenWest, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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The following communications were issued to certain of WOW!'s employees on August 15, 2025.

DATE:	August 15, 2025
SUBJECT:	Employment and Total Rewards Details Following Closing

We are excited to provide you with additional details regarding the Total Rewards offerings that DigitalBridge and Crestview have committed to maintain after the close of the acquisition, which is currently expected to occur before or within the first quarter of 2026.

I understand you may still be processing the news of DigitalBridge and Crestview acquiring WOW! and I want to reassure you the deal provides us all with a lot of opportunities. This transaction is an important step toward fulfilling our vision for growth and for evolving the business.

One of the reasons DigitalBridge and Crestview were attracted to WOW! is because we have some of the most talented employees in the business, and employee retention is important to them.

The merger agreement includes the following provisions that will take effect when the deal closes*:

•	Your base salary or wage rate and target cash incentive opportunity will not be decreased for 12 months after the deal close date

•	Other compensation (excluding equity but including commissions) and benefits (medical, dental, vision, short- and long- term disability, 401K, and all other ancillary benefits) will remain substantially comparable in the aggregate for 12 months after the deal close date

•	Your years of employment (hire date) at WOW! will remain in place

•	If your employment is terminated without cause within 12 months after the deal close date, you will receive a generous severance package based on your job title, details of which will be provided at a later date

We are working with the leaders at DigitalBridge and Crestview to make this transition as seamless as possible.

We will continue to update you as frequently as possible. An email specific to what this transaction means for WOW! stock you may own and equity awards you may hold is forthcoming. Meantime, please check The Gig regularly or direct questions to your manager, your HR business partner or to WOWPeople@wowinc.com.

Regards,

Leslie Peabody

SVP and Chief People Officer

*This email contains a summary only of salient points of the Merger Agreement with DigitalBridge and Crestview related to employee matters. In the event of any inconsistency between this summary and the Merger Agreement, the terms contained within the Merger Agreement will control.

DATE:	August 15, 2025
SUBJECT:	Your WOW! Stock Following the Acquisition by DigitalBridge

In follow up to Monday’s announcement of the acquisition and take private agreement between WOW! and DigitalBridge/Crestview, we want to provide a few details about how your vested and unvested WOW! Stock and restricted share awards will be treated as part of this transaction.

Vested Shares*

•	You will be entitled to receive a cash payment in respect of all vested shares after the closing of the deal based on the acquisition price of $5.20 per share.

Restricted Share Awards*

Assuming the closing occurs on or before February 12, 2026 (i.e., the date that is six months and one day after the date of the signing of the merger agreement), then:

•	Unvested restricted share awards granted in 2023 and 2024 that would have vested on or before April 30, 2026, immediately vest and you will receive a cash payment in respect of those awards based on the acquisition price shortly after the close date of the deal.

•	All other unvested restricted share awards (including all restricted share awards granted in calendar year 2025) will convert into cash awards based on the acquisition price and be paid according to the vesting schedule in place prior to the close date, subject to your continued employment through each applicable vesting date (unless you experience an earlier qualifying termination of employment).

Tax Treatment

•	Cash payments will be subject to standard tax withholding and reported on your W-2

•	We recommend you consult a tax advisor to understand implications for your situation

STIP

•	The STIP targets for 2025 remain in place. The YTD (through Q2) performance update will be sent early next week.

What You Need to Do

•	No action is required at this time. Additional information will be provided as it becomes available.

We will continue to update you as frequently as possible. Meantime, please check The Gig regularly or direct questions to your manager, your HR business partner or to WOWPeople@wowinc.com.

Regards,

Leslie Peabody

SVP and Chief People Officer

*As with all share agreements, to receive your awards, you must remain continuously and actively employed full-time by WOW! throughout your vesting period and up to your vesting date.

DATE:	August 15, 2025
SUBJECT:	Your WOW! Stock Following the Acquisition by DigitalBridge

In follow up to Monday’s announcement of the acquisition and take private agreement between WOW! and DigitalBridge/Crestview, we want to provide a few details about how your vested and unvested WOW! Stock and restricted share awards will be treated as part of this transaction.

Vested Shares*

•	You will be entitled to receive a cash payment in respect of all vested shares after the closing of the deal based on the acquisition price of $5.20 per share.

Restricted Share Awards*

Assuming the closing occurs on or before February 12, 2026 (i.e., the date that is six months and one day after the date of the signing of the merger agreement), then:

•	Unvested restricted share awards granted in 2023 and 2024 that would have vested on or before April 30, 2026, immediately vest and you will receive a cash payment in respect of those awards based on the acquisition price shortly after the close date of the deal.

•	All other unvested restricted share awards (including all restricted share awards granted in calendar year 2025) will convert into cash awards based on the acquisition price and be paid according to the vesting schedule in place prior to the close date, subject to your continued employment through each applicable vesting date (unless you experience an earlier qualifying termination of employment).

LTIP Cash Portion

•	The cash portion of your LTIP will be treated in the same manner as described above.

Tax Treatment

•	Cash payments will be subject to standard tax withholding and reported on your W-2

•	We recommend you consult a tax advisor to understand implications for your situation

What You Need to Do

•	No action is required at this time. Additional information will be provided as it becomes available

We will continue to update you as frequently as possible. Meantime, please check The Gig regularly or direct questions to your manager, your HR business partner or to WOWPeople@wowinc.com.

Regards,

Leslie Peabody

SVP and Chief People Officer

*As with all share agreements, to receive your awards, you must remain continuously and actively employed full-time by WOW! throughout your vesting period and up to your vesting date.

DATE:	August 15, 2025
SUBJECT:	Your WOW! Stock Following the Acquisition by DigitalBridge

In follow up to Monday’s announcement of the acquisition and take private agreement between WOW! and DigitalBridge/Crestview, we want to provide a few details about how your vested and unvested WOW! Stock and restricted share awards will be treated as part of this transaction.

Vested Shares*

•	You will be entitled to receive a cash payment in respect of all vested shares after the closing of the deal based on the acquisition price of $5.20 per share.

Restricted Share Awards*

Assuming the closing occurs on or before February 12, 2026 (i.e., the date that is six months and one day after the date of the signing of the merger agreement), then:

•	Unvested restricted share awards granted in 2023 and 2024 that would have vested on or before April 30, 2026, immediately vest and you will receive a cash payment in respect of those awards based on the acquisition price shortly after the close date of the deal.

•	All other unvested restricted share awards (including all restricted share awards granted in calendar year 2025) will convert into cash awards based on the acquisition price and be paid according to the vesting schedule in place prior to the close date, subject to your continued employment through each applicable vesting date (unless you experience an earlier qualifying termination of employment).

Time-Based Cash Portion of LTIP

•	The cash portion corresponding to your restricted share awards will be treated in the same manner as described above.

Unvested PSUs

Assuming the closing occurs on or before February 12, 2026 (i.e., the date that is six months and one day after the date of the signing of the merger agreement), then:

2023 Unvested PSUs:

•	The achievement of the performance goals applicable to the 2023 PSUs will be determined as of immediately prior to the closing date (or, if earlier, the date on which the performance determination would be made in the ordinary course). The 2023 PSUs are currently tracking at zero percent achievement of the applicable performance goals and, accordingly, no payout is expected to occur with respect to the 2023 PSUs.

2024 Unvested PSUs:

•	The achievement of the performance goals applicable to the 2024 PSUs will be determined as of immediately prior to the closing date, and 2/3 of the total 2024 PSUs achieved will vest and you will receive an amount in cash based on the deal price in respect of those shares.

•	The remaining 1/3 of the total 2024 PSUs achieved will be converted into a cash award based on the deal price that vests when the PSUs otherwise would have vested, subject to your continued employment through such date (or earlier qualifying termination of employment).

2025 Unvested PSUs:

•	No PSUs will vest at closing

•	The achievement of the performance goals applicable to the 2025 PSUs will be determined as of immediately prior to the closing date, and the total number of 2025 PSUs achieved will be converted into a cash award based on the deal price that will vest when the PSUs otherwise would have vested, subject to your continued employment through such date (or earlier qualifying termination of employment).

Tax Treatment

•	Cash payments will be subject to standard tax withholding and reported on your W-2

•	We recommend you consult a tax advisor to understand implications for your situation

What You Need to Do

•	No action is required at this time. Additional information will be provided as it becomes available

We will continue to update you as frequently as possible. Meantime, please check The Gig regularly or direct questions to your manager, your HR business partner or to WOWPeople@wowinc.com.

Regards,

Leslie Peabody

SVP and Chief People Officer

*As with all share agreements, to receive your awards, you must remain continuously and actively employed full-time by WOW! throughout your vesting period and up to your vesting date.

DATE:	August 15, 2025
SUBJECT:	Your WOW! Equity Awards Following the Acquisition by DigitalBridge

In follow up to Monday’s announcement of the acquisition and take private agreement between WOW! and DigitalBridge/Crestview, I'd like to provide a few details about how your vested and unvested WOW! equity awards (RSAs and PSUs) will be treated as part of this transaction.

RSAs

Vested RSAs

•	You will be entitled to receive a cash payment in respect of all vested shares after the closing of the deal based on the acquisition price of $5.20 per share

Unvested RSAs

Assuming the closing occurs on or before February 12, 2026 (i.e., the date that is six months and one day after the date of the signing of the merger agreement), then:

•	Unvested RSAs granted in 2023 and 2024 that would have been vested on or before 04/30/2026 will accelerate and you will receive a cash payment in respect of all such shares based on the deal price.

•	All other unvested RSAs (including all restricted share awards granted in calendar year 2025) will convert into cash awards based on the acquisition price and be paid according to the vesting schedule in place prior to the close date, subject to your continued employment through each applicable vesting date (unless you experience an earlier qualifying termination of employment).

Time Based Cash Portion

•	The cash portion corresponding to your RSAs will be treated in the same manner as described above.

PSUs

Assuming the closing occurs on or before February 12, 2026 (i.e., the date that is six months and one day after the date of the signing of the merger agreement), then:

2023 Unvested PSUs:

The achievement of the performance goals applicable to the 2023 PSUs will be determined as of immediately prior to the closing date (or, if earlier, the date on which the performance determination would be made in the ordinary course). The 2023 PSUs are currently tracking at zero percent achievement of the applicable performance goals and, accordingly, no payout is expected to occur with respect to the 2023 PSUs.

2024 Unvested PSUs:

•	The achievement of the performance goals applicable to the 2024 PSUs will be determined as of immediately prior to the closing date, and 2/3 of the total 2024 PSUs achieved will vest and you will receive an amount in cash based on the deal price in respect of those shares.

•	The remaining 1/3 of the total 2024 PSUs achieved will be converted into a cash award based on the deal price that vests when the 2024 PSUs otherwise would have vested, subject to your continued employment through such date (or earlier qualifying termination of employment).

2025 Unvested PSUs:

•	No 2025 PSUs will vest at closing

•	The achievement of the performance goals applicable to the 2025 PSUs will be determined as of immediately prior to the closing date, and the total number of 2025 PSUs achieved will be converted into a cash award based on the deal price that will vest when the 2025 PSUs otherwise would have vested, subject to your continued employment through such date (or earlier qualifying termination of employment).

Tax Treatment

•	Cash payments will be subject to standard tax withholding and reported on your W-2.

•	We recommend you consult a tax advisor to understand your personal implications.

What You Need to Do

•	No action is required at this time. Additional information will be provided as it becomes available.

We will continue to update you as frequently as possible. Meantime, please check The Gig regularly or direct questions to your manager, your HR business partner or to WOWPeople@wowinc.com.

Regards,

Leslie Peabody

SVP and Chief People Officer

*As with all share agreements, to receive your awards, you must remain continuously and actively employed full-time by WOW! throughout your vesting period and up to your vesting date.

Cautionary Statement Regarding Forward-Looking Statements

Certain statements in this press release that are not historical facts contain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements related to the proposed acquisition of WOW! by funds affiliated with DigitalBridge Investments and Crestview Partners (the “Transaction”), including financial estimates and statements as to the expected timing, completion and effects of the Transaction. These forward-looking statements represent our goals, beliefs, plans and expectations about our prospects for the future and other future events. Forward-looking statements include all statements that are not historical fact and can be identified by terms such as “may,” “intend,” “might,” “will,” “should,” “could,” “would,” “anticipate,” “expect,” “believe,” “estimate,” “plan,” “project,” “predict,” “potential,” “continue,” “likely,” “target” or similar expressions or the negative of these terms or other comparable terminology that convey uncertainty of future events or outcomes. By their nature, forward-looking statements address matters that involve risks and uncertainties because they relate to events and depend upon future circumstances that may or may not occur, such as the consummation of the Transaction and the anticipated benefits thereof. These and other forward-looking statements are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed in any forward-looking statements. Important risk factors that may cause such a difference include, but are not limited to: (i) the completion of the Transaction on anticipated terms and timing or at all, including obtaining required stockholder and regulatory approvals, and the satisfaction of other conditions to the completion of the Transaction; (ii) potential litigation relating to the Transaction that could be instituted against DigitalBridge, Crestview, WOW! or their respective affiliates, directors, managers or officers, including the effects of any outcomes related thereto; (iii) the risk that disruptions from the Transaction, including the diversion of management’s attention from WOW!’s ongoing business operations, will harm WOW!’s business, including current plans and operations; (iv) the ability of WOW! to retain and hire key personnel in light of the Transaction; (v) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the Transaction; (vi) potential business uncertainty, including changes to existing business relationships, during the pendency of the Transaction that could affect WOW!’s financial performance; (vii) certain restrictions during the pendency of the Transaction that may impact WOW!’s ability to pursue certain business opportunities or strategic transactions; (viii) significant transaction costs associated with the Transaction, including the possibility that the Transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; (ix) the occurrence of any event, change or other circumstance that could give rise to the termination of the Transaction, including in circumstances requiring WOW! to pay a termination fee or other expenses; (x) the risk that WOW!’s stock price may decline significantly if the Transaction is not consummated; (xi) the risks and uncertainties pertaining to WOW!’s business, including those set forth in Part I, Item 1A of WOW!’s most recent Annual Report on Form 10-K and Part II, Item 1A of WOW!’s subsequent Quarterly Reports on Form 10-Q, as such risk factors may be amended, supplemented or superseded from time to time by other reports filed by WOW! with the U.S. Securities and Exchange Commission (“SEC”); and (xii) the risks and uncertainties that will be described in the proxy statement available from the sources indicated below. These risks, as well as other risks associated with the Transaction, will be more fully discussed in the proxy statement. While the list of factors presented here is, and the list of factors to be presented in the proxy statement will be, considered representative, no such list should be considered a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, legal liability to third parties and similar risks, any of which could have a material impact on WOW!’s financial condition, results of operations, credit rating or liquidity. In light of the significant uncertainties in these forward-looking statements, WOW! cannot assure you that the forward-looking statements in this communication will prove to be accurate, and you should not regard these statements as a representation or warranty by WOW!, its directors, officers or employees or any other person that WOW! will achieve its objectives and plans in any specified time frame, or at all. These forward-looking statements speak only as of the date they are made, and WOW! does not undertake to and specifically disclaims any obligation to publicly release the results of any updates or revisions to these forward-looking statements that may be made to reflect future events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events, except as required by applicable law.

Important Additional Information and Where to Find It

In connection with the Transaction, WOW! will file with the SEC a proxy statement on Schedule 14A, the definitive version of which will be sent or provided to Company stockholders. WOW!, affiliates of WOW! and affiliates of each of DigitalBridge and Crestview intend to jointly file a transaction statement on Schedule 13E-3 (the “Schedule 13E-3”) with the SEC. WOW! may also file other documents with the SEC regarding the Transaction. This document is not a substitute for the Proxy Statement, the Schedule 13E-3 or any other document which WOW! may file with the SEC. Promptly after filing its definitive proxy statement with the SEC, WOW! will mail or provide the definitive proxy statement, the Schedule 13E-3 and a proxy card to each WOW! stockholder entitled to vote at the meeting relating to the Transaction. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT, THE SCHEDULE 13E-3 AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY BEFORE MAKING ANY VOTING OR INVESTMENT DECISION WITH RESPECT TO THE TRANSACTION BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE TRANSACTION AND RELATED MATTERS. Investors and security holders may obtain free copies of the proxy statement, Schedule 13E-3 and other documents that are filed or will be filed with the SEC by WOW! through the website maintained by the SEC at www.sec.gov, WOW!’s website at www.wowway.com. The Transaction will be implemented solely pursuant to the Agreement and Plan of Merger dated as of August 11, 2025, among WOW!, Bandit Parent, LP and Bandit Merger Sub, Inc., which contains the full terms and conditions of the Transaction.

Participants in the Solicitation

WOW! and certain of its directors, executive officers and other employees, may be deemed to be participants in the solicitation of proxies from the stockholders of WOW! in connection with the Transaction. Information regarding WOW!’s directors and executive officers is contained in the Company’s proxy statement on Schedule 14A filed with the SEC on March 27, 2025 and the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024 filed with the SEC on March 14, 2025, and will be contained in the proxy statement to be filed by WOW! in connection with the Transaction. Any change of the holdings of WOW!’s securities by its directors or executive officers from the amounts set forth in the Annual Meeting Proxy Statement have been reflected in the following Statements of Changes in Beneficial Ownership on Form 4 filed with the SEC: Form 4, filed by Crestview Partners III GP, L.P. on April 2, 2025; Form 4, filed by Gunjan Bhow on April 3, 2025; Form 4, filed by Jill Bright on April 3, 2025; Form 4, filed by Phil Seskin on April 3, 2025; Form 4, filed by Crestview Partners III GP, L.P. on May 9, 2025; Form 4, filed by Crestview Partners III GP, L.P on May 12, 2025; Form 4, filed by Gunjan Bhow on May 12, 2025; Form 4, filed by Phil Seskin on May 12, 2025; Form 4, filed by Jill Bright on May 12, 2025; Form 4, filed by Jeffrey Marcus on May 12, 2025; Form 4, filed by Jose Segrera on May 12, 2025; Form 4, filed by Crestview Partners III GP, L.P. on July 2, 2025; Form 4, filed by Phil Seskin on July 3, 2025; Form 4, filed by Gunjan Bhow on July 3, 2025; and Form 4, filed by Jill Bright on July 3, 2025. Additional information regarding the identity of potential participants, and their direct or indirect interests, by security holdings or otherwise, will be included in the definitive proxy statement relating to the Transaction when it is filed with the SEC. These documents (when available) may be obtained free of charge from the SEC’s website at www.sec.gov, WOW!’s website at www.wowway.com or by contacting WOW!’s Investor Relations Team at andrew.posen@wowinc.com.